! MSLXXXX.CDI      WHOLE_LOAN

     MODELING_NOTES "HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-5451 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-5451. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."
!
!##############################################################################
!# F.A.S.T., Bear Stearns                                       (212)272-7000 #
!##############################################################################
!#
!# deal: WAMMS-CAT2
!# user: Deirdre Burke (dburke)
!# time: Mon Apr 07 16:11:47 2003
!#
!##############################################################################
!
      DEALER:
      DEAL SIZE:       $0.00
      PRICING SPEED:   0% CPR
!     ISSUE DATE:      20030401
      SETTLEMENT DATE: 20030430
!
!
  TOLERANCE XRS_BAL 1.00
  TOLERANCE WRITEDOWN_0LOSS 1.00
!
  CREDIT_SUPPORT_BASIS DEAL
!
ifdef #CMOVER_2.2c2 _
      SERVICER_ADVANCE LIKELY
!
   Record date delay: 24
!
   PASS_THRU_RATE 5.2500000
!
!
!
!(predefined_param)
  Tranche "PX" PSEUDO SEN_FIX
      Block $ 49797173.25 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "PT" PSEUDO SEN_FIX
      Block $ 43157551.00 at 4.75 _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "PU" SEN_FIX
      Block $ 38080193.00 at 4.25 _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "PW" PSEUDO SEN_FIX
      Block $ 5077358.00 at 8.5 _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "FF" SEN_FLT
      Block $ 5077358.00 at 1.7575 FLOAT _
      Delay 0 Dated 20030425 Next 20030525

      1 * LIBOR_1MO + 0.45
      0.45 8.5
!(predefined_param)
  Tranche "SC" SEN_NTL_INV
      Block $ 5077358.00 at 6.7425 FLOAT NOTIONAL WITH RULES _
      Delay 0 Dated 20030425 Next 20030525
      -1 * LIBOR_1MO + 8.05
      0      8.05
!(predefined_param)
  Tranche "PV" PSEUDO SEN_FIX
      Block $ 6639622.25 at 8.5_
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "FA" SEN_FLT
      Block $ 6639622.25 at 1.7775 FLOAT _
      Delay 0 Dated 20030425 Next 20030525
      1 * LIBOR_1MO + 0.47
      0.47   8.5
!(predefined_param)
  Tranche "SA" SEN_NTL_INV
      Block $ 6639622.25 at 6.7225 FLOAT NOTIONAL WITH RULES _
      Delay 0 Dated 20030425 Next 20030525
      -1 * LIBOR_1MO + 8.03
      0      8.03
!(predefined_param)
  Tranche "D1" MEZ_FIX
      Block $ 728000.00 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "D2" JUN_FIX
      Block $ 208000.00 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "D3" JUN_FIX
      Block $ 182000.00 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "D4" JUN_FIX
      Block $ 104000.00 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "D5" JUN_FIX
      Block $ 104000.00 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "D6" JUN_FIX Block
      $ 104000.00 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!
  Tranche "X2" SEN_WAC_IO
      Block $52000000.00 FLOAT NOTIONAL WITH GROUP "PRM"
         ( COLL_NETRATE("PRM") - PASS_THRU_RATE )
         0.0000 9999.
!(predefined_param)
  Tranche "P2" SEN_XRS_PO
      Block $ 772826.75 at 0 _
      Delay 24 Dated 20030401 Next 20030525

!
!
   CLASS "P2" WRITEDOWN_LIMIT BALANCE                   _
               ( XRS_FRAC("COLL_ENDBAL",1) * COLL_BAL ); _
               = "P2"
!
   CLASS "D1"  = "D1"
   CLASS "D2"  = "D2"
   CLASS "D3"  = "D3"
   CLASS "D4"  = "D4"
   CLASS "D5"  = "D5"
   CLASS "D6"  = "D6"
!
   CLASS "SUB" = "D1" "D2" "D3" "D4" "D5" "D6"
!
   CLASS "SENIOR" = "PU" "FF" "SC" "FA" "SA" "X2"
!
   CLASS "ROOT" DISTRIB_CLASS RULES            _
                PRORATA_INTSHORT_BASE ACCRUAL  _
              = "SENIOR" "SUB" "P2"
!
   CROSSOVER  When BBAL ("SUB") LT .01
!
   GROUP "PRM" SUBSET ( POOL("NETRATE") > PASS_THRU_RATE + 1e-8 ); = 0
!
!
   INTEREST_SHORTFALL   FULL_PREPAY      Compensate Pro_rata _
                        PARTIAL_PREPAY   Compensate Pro_rata _
                        LOSS             NO_Compensate  Pro_rata
!
!
! ######################
! # MACRS AND PAYRULES #
! ######################
!
!
!
!
   CMO Block Payment Rules
--------------------------------------
!
ifdef #makecdu _
   calculate : #NetExp         = MAX ( 0.0, COLL_P_MISC("LOSS_PREVLIQ") - _
                                       COLL_P_MISC("REC_PREVLOSS"))
   calculate : #Credit         = MAX ( 0.0, COLL_P_MISC("REC_PREVLOSS") - _
                                       COLL_P_MISC("LOSS_PREVLIQ"))
   calculate : #CreditAdj      = MIN( #Credit , DELINQ_NET_LOSS )
   calculate : #XS = MAX(#Credit - #CreditAdj ,0)
   calculate : #PayBack = MIN( #XS, PRINCSHORT_ACCUM("SENIOR", "SUB")) calculate : #Writeup = #PayBack
   calculate : #Rpay    = MAX( #XS - #PayBack , 0.0)
   calculate : #Prepay   = COLL_P_PREPAY
   calculate : #Recover  = DELINQ_RECOVER
   calculate : #Liquidate = DELINQ_LIQUIDATE
         set : COLL_P_MISC("LIQUIDATED") := MAX (0.0, #LIQUIDATE - #NetExp _
                                              + #CreditAdj)
         set : COLL_P_MISC("RECOVERED") :=  MAX (0.0, #RECOVER - #NetExp   _

                                               + #CreditAdj)
         set : COLL_P_MISC("PREPAID")  :=  MAX(0.0, ( #PREPAY - (          _
                                               max ( 0.0, #NetExp  -       _
                                                           #RECOVER )) ))
   calculate : #POExp    = MAX ( 0.0 , XRS_FRAC("LOSS_PREVLIQ",1) *        _
                                  COLL_P_MISC("LOSS_PREVLIQ") -            _
                                  XRS_FRAC("REC_PREVLOSS",1) *             _
                                  COLL_P_MISC("REC_PREVLOSS") )
   calculate : #POCredit = MAX ( 0.0 , XRS_FRAC("REC_PREVLOSS",1) *        _
                                  COLL_P_MISC("REC_PREVLOSS") -            _
                                  XRS_FRAC("LOSS_PREVLIQ",1) *             _
                                  COLL_P_MISC("LOSS_PREVLIQ") )
   calculate : #POCreditADJ = MIN( #POCredit , DELINQ_NET_LOSS *           _
                                  XRS_FRAC("NET_LOSS",1))
   calculate : #AmbExp    = MAX ( 0.0 , XRS_FRAC("LOSS_PREVLIQ",2) *       _
                                  COLL_P_MISC("LOSS_PREVLIQ") -            _
                                  XRS_FRAC("REC_PREVLOSS",2) *             _
                                  COLL_P_MISC("REC_PREVLOSS") )
   calculate : #AmbCredit = MAX ( 0.0 , XRS_FRAC("REC_PREVLOSS",2) *       _
                                  COLL_P_MISC("REC_PREVLOSS") -            _
                                  XRS_FRAC("LOSS_PREVLIQ",2) *             _
                                  COLL_P_MISC("LOSS_PREVLIQ") )
   calculate : #AmbCreditADJ = MIN( #AmbCredit , DELINQ_NET_LOSS *         _
                                    XRS_FRAC("NET_LOSS",2))
   calculate : #AMBLiq = XRS_FRAC("LIQUIDATED",2) * COLL_P_MISC("LIQUIDATED") calculate : #AMBRec = XRS_FRAC("RECOVERED",2) * COLL_P_MISC("RECOVERED") calculate : #AMBPrp = XRS_FRAC("PREPAID",2) * COLL_P_MISC("PREPAID") calculate : #POLiq = XRS_FRAC("LIQUIDATED",1) * COLL_P_MISC("LIQUIDATED") calculate : #PORec = XRS_FRAC("RECOVERED",1) * COLL_P_MISC("RECOVERED") calculate : #POPrp = XRS_FRAC("PREPAID",1) * COLL_P_MISC("PREPAID")
         set : XRS_FRAC("LIQUIDATED",1) := MAX(0.0, #POLiq - #POExp +      _
                                              #POCreditAdj ) /             _
                                              COLL_P_MISC("LIQUIDATED")
         set : XRS_FRAC("RECOVERED",1)  := MAX(0.0, #PORec - #POExp +      _
                                               #POCreditAdj ) /            _
                                            COLL_P_MISC("RECOVERED")
         set : XRS_FRAC("PREPAID",1)    := MAX(0.0, (#POPrp - ( max ( 0.0,  _
                                               #POExp - #POrec) )) /        _
                                               COLL_P_MISC("PREPAID"))
         set : XRS_FRAC("LIQUIDATED",2) := MAX(0.0, #AMBLiq - #AMBExp +    _
                                              #AmbCreditAdj ) /            _
                                              COLL_P_MISC("LIQUIDATED")
         set : XRS_FRAC("RECOVERED",2)  := MAX(0.0, #AMBRec - #AMBExp +    _
                                               #AmbCreditAdj ) /           _
                                               COLL_P_MISC("RECOVERED")
         set : XRS_FRAC("PREPAID",2)    := MAX(0.0, (#AMBPrp - ( max ( 0.0, _
                                               #AMBExp - #AMBrec) )) /     _
                                               COLL_P_MISC("PREPAID"))
!
   calculate:  "P2" _
         SCHEDULED  Fraction = XRS_PO_SCHED   ,  _
         PREPAY     Fraction = XRS_PO_PREPAY  ,  _
         RECOVER    Fraction = XRS_PO_RECOVER
!
   calculate: #CurPOLoss   = ( XRS_PO_LIQUIDATE * DELINQ_LIQUIDATE _
                               - XRS_PO_RECOVER * DELINQ_RECOVER )
!

   calculate: #DeferAmt    = #DeferAmt + #CurPOLoss
!
   calculate: #SenPct      = 100 * BBAL("SENIOR")/BBAL("SENIOR","SUB")
   calculate: #SenPct      = ROUND (#SenPct, 6)
   calculate: #OrigSenPct = 100 * ORIG_BBAL("SENIOR")/ORIG_BBAL("SENIOR","SUB") calculate: #OrigSenPct = ROUND (#OrigSenPct, 6)
   calculate: #JunPct      = 100 - #SenPct
!
   calculate: #SenPrepPct  =                                      _
              IF #SenPct > #OrigSenPct                            _
              THEN 100.0                                          _
              ELSE #SenPct + (SHIFT% * #JunPct),                  _
      Reduce_SHIFT%_when                                          _
   (( AVG_DELINQ_BAL(2,1)  <= 50% * BBAL("SUB") and               _
      DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * SHIFTR% ) or        _
    ( AVG_DELINQ_BAL(2,3) <= 4% * AVG_BALANCE(3)  and             _
      DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * ( SHIFTR% - 0.2 )))
!
   calculate: #SenRec   =                                               _
              MIN( #SenPrepPct/100 * DELINQ_RECOVER   * AMB_RECOVER , _
                      #SenPct/100 * DELINQ_LIQUIDATE * AMB_LIQUIDATE )
!
   calculate:    "SENIOR" _
    SCHEDULED    PERCENT LIMIT V0 =  #SenPct     * AMB_SCHED   , _
    PREPAY       PERCENT LIMIT V1 =  #SenPrepPct * AMB_PREPAY  , _
    RECOVER      AMOUNT  LIMIT V2 =  #SenRec
!
   calculate:   #SubSch = ( 100 * AMB_SCHED - V0 )
   calculate:   #SubPrp = ( 100 * AMB_PREPAY - V1 )
   calculate:   #SubRec = MAX( 0, DELINQ_RECOVER * AMB_RECOVER - V2 )
!
   calculate:    "D1" _
    SCHEDULED    PERCENT = #SubSch * SHARE("D1") , _
    PREPAY       PERCENT = #SubPrp * SUB_SHARE("D1") ,_
    RECOVER      AMOUNT  = #SubRec * SHARE("D1")
!
   calculate:    "D2" _
    SCHEDULED    PERCENT = #SubSch * SHARE("D2") , _
    PREPAY       PERCENT = #SubPrp * SUB_SHARE("D2") ,_
    RECOVER      AMOUNT  = #SubRec * SHARE("D2")
!
   calculate:    "D3" _
    SCHEDULED    PERCENT = #SubSch * SHARE("D3") , _
    PREPAY       PERCENT = #SubPrp * SUB_SHARE("D3") ,_
    RECOVER      AMOUNT  = #SubRec * SHARE("D3")
!
   calculate:    "D4" _
      SCHEDULED  PERCENT = #SubSch * SHARE("D4") , _
      PREPAY     PERCENT = #SubPrp * SUB_SHARE("D4") ,_
      RECOVER    AMOUNT  = #SubRec * SHARE("D4")
!
   calculate:    "D5" _
      SCHEDULED  PERCENT = #SubSch * SHARE("D5") , _
      PREPAY     PERCENT = #SubPrp * SUB_SHARE("D5") ,_
      RECOVER    AMOUNT  = #SubRec * SHARE("D5")
!
   calculate:    "D6" _

   SCHEDULED PERCENT = #SubSch * SHARE("D6") , _
   PREPAY PERCENT = #SubPrp * SUB_SHARE("D6") ,_
   RECOVER AMOUNT = #SubRec * SHARE("D6")
!
!
--------------------------------------
!
ifdef #makecdu _
        from:  SUBACCOUNT ( #Writeup )
         pay:  WRITEUP SEQUENTIAL ( "D6", "D5", "D4", "D3", "D2", "D1" )
         pay:  WRITEUP PRO_RATA  ("SENIOR")
--------------------------------------
        from:  CASH_ACCOUNT (100)
  subject to:  CEILING (#PayBack)
         pay:  SEQUENTIAL ( "D6", "D5", "D4", "D3", "D2", "D1" )
         pay:  PRO_RATA  ("SENIOR")
--------------------------------------
!
--------------------------------------
         pay : CLASS INTEREST SEQUENTIAL ( "SENIOR" )
         pay : CLASS INTSHORT SEQUENTIAL ( "SENIOR" )
         pay : CLASS PRINCIPAL SEQUENTIAL ( "SENIOR" , "P2" )
         pay : CLASS ENTIRETY SEQUENTIAL ( "SUB" )
--------------------------------------
         pay : CLASS ENTIRETY SEQUENTIAL ( "D1", "D2", "D3", "D4", "D5", "D6" )
--------------------------------------
!
--------------------------------------
        from : SUBACCOUNT ( #DeferAmt , CLASS "D6" )
         pay : SEQUENTIAL ( "P2" )
--------------------------------------
        from : SUBACCOUNT ( #DeferAmt , CLASS "D5" )
         pay : SEQUENTIAL ( "P2" )
--------------------------------------
        from : SUBACCOUNT ( #DeferAmt , CLASS "D4" )
         pay : SEQUENTIAL ( "P2" )
--------------------------------------
        from : SUBACCOUNT ( #DeferAmt , CLASS "D3" )
         pay : SEQUENTIAL ( "P2" )
--------------------------------------
        from : SUBACCOUNT ( #DeferAmt , CLASS "D2" )
         pay : SEQUENTIAL ( "P2" )
--------------------------------------
        from : SUBACCOUNT ( #DeferAmt , CLASS "D1" )
         pay : SEQUENTIAL ( "P2" )
--------------------------------------
         pay : SEQUENTIAL ( "P2" )
--------------------------------------
!
--------------------------------------
        when : DATE ( GE CROSSOVER )
         pay : PRO_RATA ( "SENIOR" )
        goto : END_OF_RULES
--------------------------------------
!
--------------------------------------
        from : CLASS("SENIOR")
         pay : SEQUENTIAL ( "PX"  )
--------------------------------------
!
!
        from : BLOCK ( PRINCIPAL 100. , "PX" )
         pay : PRO_RATA ( "PT"; "PV" )
--------------------------------------
        from : BLOCK ( PRINCIPAL 100. , "PV" )
         pay : PRO_RATA ( "FA" )
--------------------------------------
   calculate : v1 = TBAL ( "SA" ) - 1.000000000000 * TBAL ( "PV" )
--------------------------------------
         pay : DECREMENT ( BALANCE "SA", BY V1 )
--------------------------------------
        from : BLOCK ( PRINCIPAL 100. , "PT" )
         pay : PRO_RATA ( "PU"; "PW" )
--------------------------------------
        from : BLOCK ( PRINCIPAL 100. , "PW" )
         pay : PRO_RATA ( "FF" )
--------------------------------------
   calculate : v1 = TBAL ( "SC" ) - 1.000000000000 * TBAL ( "PW" )
--------------------------------------
         pay : DECREMENT ( BALANCE "SC", BY V1 )
--------------------------------------
!
!
!
!
   Schedule "SHIFT%"
Declare
 60  100.000000%
 72   70.000000%
 84   60.000000%
 96   40.000000%
108   20.000000%
500    0.000000%
!
   Schedule "SHIFTR%"
Declare
 60   0.000000%
 72  30.000000%
 84  35.000000%
 96  40.000000%
108  45.000000%
500  50.000000%
!
! Collateral
!
!           Factor         ---Delay---
!  Type      Date          P/Y      BV    Use BV for 0%PSA
   WL      20030401        55       54    TRUE
!
! Pool # Type         Net     Current     Original    ---Fee---  Maturity  Orig
!                  Coupon      Factor      Balance    P/Y    BV   P/Y  BV  Term
M 000001 WL 00 WAC 5.6890411 0.96252159 14800600.00 ( 5.6890411 - 5.4090411); (
5.6890411 - 5.4090411); 178:2 180 NO_CHECK

M 000002 WL 00 WAC 5.4345122 0.96217018 16639759.00 ( 5.4345122 -
5.1545122); ( 5.4345122 - 5.1545122); 179:1 180 NO_CHECK
M 000011 WL 00 WAC 5.9082984 0.96106865 8869050.00 ( 5.9082984 -
5.6282984); ( 5.9082984 - 5.6282984); 177:3 180 NO_CHECK
M 000013 WL 00 WAC 6.2158409 0.96246693 4359000.00 ( 6.2158409 -
5.9358409); ( 6.2158409 - 5.9358409); 174:6 180 NO_CHECK
M 000014 WL 00 WAC 6.3750000 0.96343547 1000000.00 ( 6.3750000 -
6.0950000); ( 6.3750000 - 6.0950000); 179:1 180 NO_CHECK
M 000015 WL 00 WAC 5.2276370 0.96137750 7047000.00 ( 5.2276370 -
4.9476370); ( 5.2276370 - 4.9476370); 179:1 180 NO_CHECK
M 000016 WL 00 WAC 7.0000000 0.96343547 395000.00 ( 7.0000000 -
6.7200000); ( 7.0000000 - 6.7200000); 169:11 180 NO_CHECK
M 000017 WL 00 WAC 5.0000000 0.96161793 942000.00 ( 5.0000000 -
4.7200000); ( 5.0000000 - 4.7200000); 179:1 180 NO_CHECK

! MSLXXXX.CDI   WHOLE_LOAN
     MODELING_NOTES "HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-5451 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-5451. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."
!
!
!###############################################################################
!# F.A.S.T., Bear Stearns                                        (212)272-7000 #
!###############################################################################
!#
!# deal: WM0403-30A
!# user: Deirdre Burke (dburke)
!# time: Thu Mar 27 17:34:22 2003
!#
!###############################################################################
!
      DEALER:
      DEAL SIZE:         $0.00
      PRICING SPEED:     0% CPR
!     ISSUE DATE:        20030401
      SETTLEMENT DATE:   20030430
!
!
 TOLERANCE XRS_BAL 1.00
 TOLERANCE WRITEDOWN_0LOSS 1.00
!
 CREDIT_SUPPORT_BASIS DEAL
!
ifdef #CMOVER_2.2c2 _
      SERVICER_ADVANCE LIKELY
!
  Record date delay: 24
!
  PASS_THRU_RATE  5.7500000
!
DEFINE #v1 = 0
DEFINE #v2 = 0
!
!
!(predefined_param)
   Tranche "A"  SEN_FIX
      Block $ 281759000.00 at 5.5 _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
   Tranche "B"  SEN_FIX
      Block $ 35698251.00 at 5.5 _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
   Tranche "C"  SEN_FIX
      Block $ 19470000.00 at 5.5 _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
   Tranche "L"  SEN_FIX
      Block $ 38940000.00 at 5.5 _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)

   Tranche "F"  SEN_FLT
      Block $ 34169749.00 at 1.91 FLOAT _
      Delay 0 Dated 20030425 Next 20030525
      1 * LIBOR_1MO + 0.6
      0.6     8.5
!(predefined_param)
   Tranche "S"  SEN_NTL_INV
    Block $ 34169749.00 at 6.59 FLOAT NOTIONAL WITH TRANCHE "F" _
    Delay 0 Dated 20030425 Next 20030525
    -1 * LIBOR_1MO + 7.9
    0     7.9
!(predefined_param)
   Tranche "B1"  MEZ_FIX
      Block $ 5950000.00 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
   Tranche "B2"  JUN_FIX
      Block $ 1700000.00 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
   Tranche "B3"  JUN_FIX
      Block $ 1487500.00 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
   Tranche "B4"  JUN_FIX
      Block $ 850000.00 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
   Tranche "B5"  JUN_FIX
      Block $ 850000.00 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
   Tranche "B6"  JUN_FIX
      Block $ 850489.24 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!
   Tranche "X1"  SEN_WAC_IO
      Block $  425000000.00  FLOAT NOTIONAL WITH DEAL
          ( COLL_NETRATE - PASS_THRU_RATE )
       0.0000  9999.
!(predefined_param)
   Tranche "PO"  SEN_XRS_PO
      Block $ 3275010.76 at 0 _
      Delay 24 Dated 20030401 Next 20030525
!
!
   CLASS "PO"  WRITEDOWN_LIMIT BALANCE                  _
              ( XRS_FRAC("COLL_ENDBAL",1) * COLL_BAL ); _
               = "PO"
!
   CLASS "B1"  = "B1"
   CLASS "B2"  = "B2"
   CLASS "B3"  = "B3"
   CLASS "B4"  = "B4"
   CLASS "B5"  = "B5"
   CLASS "B6"  = "B6"
!

   CLASS "SUB" = "B1" "B2" "B3" "B4" "B5" "B6"
!
   CLASS "SENIOR" = "A" "B" "C" "L" "F" "S" "X1"
!
   CLASS "ROOT"   DISTRIB_CLASS RULES              _
                  PRORATA_INTSHORT_BASE ACCRUAL    _
               = "SENIOR" "SUB" "PO"
!
   CROSSOVER  When 0
!
   INTEREST_SHORTFALL   FULL_PREPAY      Compensate Pro_rata _
                        PARTIAL_PREPAY   Compensate Pro_rata _
                        LOSS             NO_Compensate Subordinated Accum
!
DEFINE TABLE "SHIFTPCT" (6, 2) = "MONTH" "AMOUNT"
    60.1   0.000000
    72.1   0.300000
    84.1   0.400000
    96.1   0.600000
   108.1   0.800000
   500.1   1.000000
!
 define DYNAMIC #LockShift  =  _
       LOOKUP_TBL( "STEP", CURMONTH, "SHIFTPCT", "MONTH", "AMOUNT" )
!
!
!
 CMO Block Payment Rules
-------------------------------------
!
ifdef #makecdu _
   calculate : #NetExp         = MAX ( 0.0, COLL_P_MISC("LOSS_PREVLIQ") - _
                                       COLL_P_MISC("REC_PREVLOSS"))
   calculate : #Credit         = MAX ( 0.0, COLL_P_MISC("REC_PREVLOSS") - _
                                       COLL_P_MISC("LOSS_PREVLIQ"))
   calculate : #CreditAdj      = MIN( #Credit , DELINQ_NET_LOSS )
   calculate : #XS = MAX(#Credit  - #CreditAdj ,0)
   calculate : #PayBack = MIN( #XS, PRINCSHORT_ACCUM("SENIOR", "SUB")) calculate : #Writeup = #PayBack
   calculate : #Rpay    = MAX( #XS - #PayBack , 0.0)
   calculate : #Prepay   = COLL_P_PREPAY
   calculate : #Recover  = DELINQ_RECOVER
   calculate : #Liquidate = DELINQ_LIQUIDATE
         set : COLL_P_MISC("LIQUIDATED") := MAX (0.0, #LIQUIDATE - #NetExp _
                                                  + #CreditAdj)
         set : COLL_P_MISC("RECOVERED") :=  MAX (0.0, #RECOVER - #NetExp   _
                                                 + #CreditAdj)
         set : COLL_P_MISC("PREPAID")   :=  MAX(0.0, ( #PREPAY - (         _
                                                max ( 0.0, #NetExp  -      _
                                                           #RECOVER )) ))
   calculate : #POExp    = MAX ( 0.0 , XRS_FRAC("LOSS_PREVLIQ",1) *        _
                                 COLL_P_MISC("LOSS_PREVLIQ") -             _
                                 XRS_FRAC("REC_PREVLOSS",1) *              _
                                 COLL_P_MISC("REC_PREVLOSS") )
   calculate : #POCredit = MAX ( 0.0 , XRS_FRAC("REC_PREVLOSS",1) *        _
                                 COLL_P_MISC("REC_PREVLOSS") -             _
                                 XRS_FRAC("LOSS_PREVLIQ",1) *              _

                                 COLL_P_MISC("LOSS_PREVLIQ") )
   calculate : #POCreditADJ = MIN( #POCredit , DELINQ_NET_LOSS *           _
                                   XRS_FRAC("NET_LOSS",1))
   calculate : #AmbExp    = MAX ( 0.0 , XRS_FRAC("LOSS_PREVLIQ",2) *       _
                                  COLL_P_MISC("LOSS_PREVLIQ") -            _
                                  XRS_FRAC("REC_PREVLOSS",2) *             _
                                  COLL_P_MISC("REC_PREVLOSS") )
   calculate : #AmbCredit = MAX ( 0.0 , XRS_FRAC("REC_PREVLOSS",2) *       _
                                  COLL_P_MISC("REC_PREVLOSS") -            _
                                  XRS_FRAC("LOSS_PREVLIQ",2) *             _
                                  COLL_P_MISC("LOSS_PREVLIQ") )
   calculate : #AmbCreditADJ = MIN( #AmbCredit , DELINQ_NET_LOSS *         _
                                    XRS_FRAC("NET_LOSS",2))
   calculate : #AMBLiq   = XRS_FRAC("LIQUIDATED",2) * COLL_P_MISC("LIQUIDATED")
   calculate : #AMBRec    = XRS_FRAC("RECOVERED",2) * COLL_P_MISC("RECOVERED")
   calculate : #AMBPrp    = XRS_FRAC("PREPAID",2) * COLL_P_MISC("PREPAID")
   calculate : #POLiq    = XRS_FRAC("LIQUIDATED",1) * COLL_P_MISC("LIQUIDATED")
   calculate : #PORec    = XRS_FRAC("RECOVERED",1) * COLL_P_MISC("RECOVERED")
   calculate : #POPrp    = XRS_FRAC("PREPAID",1) * COLL_P_MISC("PREPAID")

         set : XRS_FRAC("LIQUIDATED",1) := MAX(0.0, #POLiq - #POExp +      _
                                               #POCreditAdj ) /            _
                                               COLL_P_MISC("LIQUIDATED")
         set : XRS_FRAC("RECOVERED",1)  := MAX(0.0, #PORec - #POExp +      _
                                               #POCreditAdj ) /            _
                                               COLL_P_MISC("RECOVERED")
         set : XRS_FRAC("PREPAID",1)    := MAX(0.0, (#POPrp - ( max ( 0.0, _
                                               #POExp - #POrec) )) /       _
                                               COLL_P_MISC("PREPAID"))
         set : XRS_FRAC("LIQUIDATED",2)  := MAX(0.0, #AMBLiq - #AMBExp +   _
                                                #AmbCreditAdj ) /          _
                                                COLL_P_MISC("LIQUIDATED")
         set : XRS_FRAC("RECOVERED",2)  := MAX(0.0, #AMBRec - #AMBExp +    _
                                               #AmbCreditAdj ) /           _
                                               COLL_P_MISC("RECOVERED")
         set : XRS_FRAC("PREPAID",2)    := MAX(0.0, (#AMBPrp - ( max ( 0.0, _
                                               #AMBExp - #AMBrec) )) /     _
                                               COLL_P_MISC("PREPAID"))
!
   calculate:  "PO" _
          SCHEDULED  Fraction = XRS_PO_SCHED   ,  _
          PREPAY     Fraction = XRS_PO_PREPAY  ,  _
          RECOVER    Fraction = XRS_PO_RECOVER
!
   calculate: #CurPOLoss   = ( XRS_PO_LIQUIDATE * DELINQ_LIQUIDATE _
                               - XRS_PO_RECOVER * DELINQ_RECOVER )
!
calculate: #test = XRS_PO_SCHED
!
   calculate: #DeferAmt    = #DeferAmt + #CurPOLoss
!
   calculate: #SenPct      = 100 * BBAL("SENIOR")/BBAL("SENIOR","SUB")
   calculate: #SenPct      = ROUND (#SenPct, 6)
   calculate: #OrigSenPct = 100 * ORIG_BBAL("SENIOR")/ORIG_BBAL("SENIOR","SUB") calculate: #OrigSenPct = ROUND (#OrigSenPct, 6)
   calculate: #JunPct      = 100 - #SenPct
!
   calculate: #SenPrepPct   =                                  _

                                _
             IF #SenPct > #OrigSenPct                          _
             THEN 100.0                                        _
             ELSE #SenPct + (SHIFT% * #JunPct),                _
    Reduce_SHIFT%_when                                         _
  (( AVG_DELINQ_BAL(2,1)  <= 50% * BBAL("SUB") and             _
     DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * SHIFTR% ) or      _
   ( AVG_DELINQ_BAL(2,3) <= 4% * AVG_BALANCE(3)  and           _
     DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * ( SHIFTR% - 0.2 )))
!
   calculate: #SenRec   =                                               _
              MIN( #SenPrepPct/100 * DELINQ_RECOVER   * AMB_RECOVER , _
                       #SenPct/100 * DELINQ_LIQUIDATE * AMB_LIQUIDATE )
!
   calculate:  "SENIOR" _
      SCHEDULED  PERCENT LIMIT V0 =  #SenPct     * AMB_SCHED   , _
      PREPAY     PERCENT LIMIT V1 =  #SenPrepPct * AMB_PREPAY  , _
      RECOVER    AMOUNT  LIMIT V2 =  #SenRec
!
   calculate: #SubPct = ( 100 * AMB_SCHED - V0 )
   calculate: #SubPrep = ( 100 * AMB_PREPAY - V1 )
   calculate: #SubRecv = MAX( 0, DELINQ_RECOVER * AMB_RECOVER - V2 )
!
!
   calculate:  "B1" _
    SCHEDULED    PERCENT = #SubPct  * SHARE("B1"); _
    PREPAY       PERCENT = #SubPrep * SUB_SHARE("B1");_
    RECOVER      AMOUNT  = #SubRecv * SHARE("B1")
!
   calculate:  "B2" _
    SCHEDULED    PERCENT = #SubPct  * SHARE("B2"); _
    PREPAY       PERCENT = #SubPrep * SUB_SHARE("B2");_
    RECOVER      AMOUNT  = #SubRecv * SHARE("B2")
!
   calculate:  "B3" _
    SCHEDULED    PERCENT = #SubPct  * SHARE("B3"); _
    PREPAY       PERCENT = #SubPrep * SUB_SHARE("B3");_
    RECOVER      AMOUNT  = #SubRecv * SHARE("B3")
!
   calculate:  "B4" _
    SCHEDULED    PERCENT = #SubPct  * SHARE("B4"); _
    PREPAY       PERCENT = #SubPrep * SUB_SHARE("B4");_
    RECOVER      AMOUNT  = #SubRecv * SHARE("B4")
!
   calculate:  "B5" _
    SCHEDULED    PERCENT = #SubPct  * SHARE("B5"); _
    PREPAY       PERCENT = #SubPrep * SUB_SHARE("B5");_
    RECOVER      AMOUNT  = #SubRecv * SHARE("B5")
!
   calculate:  "B6" _
    SCHEDULED    PERCENT = #SubPct  * SHARE("B6"); _
    PREPAY       PERCENT = #SubPrep * SUB_SHARE("B6");_
    RECOVER      AMOUNT  = #SubRecv * SHARE("B6")
!
   calculate:  #LPrepLockout  =                       _
               IF CURMONTH > 60              _
               THEN 1.0                                        _
               ELSE 0.0
  calculate:  #LSchedLockout  =                         _
              IF CURMONTH > 60              _
              THEN 1.0                                        _
              ELSE 0.0
  calculate:  #LPct    = MIN(100, 100 * BBAL("L")/BBAL("SENIOR","SUB"))
  calculate:  #LPct    = ROUND( #LPct, 6)
!
  calculate:  #LPDA    = ( AMB_PREPAY * COLL_P_PREPAY * #LockShift *  _
                                  #LPct/100.0 * #LPrepLockout )
  calculate:  #LPDA    = #LPDA +                            _
                                (( COLL_P_SCHED * AMB_SCHED +            _
                                (MIN( AMB_LIQUIDATE * DELINQ_LIQUIDATE,    _
                                      AMB_RECOVER * DELINQ_RECOVER ))) *    _
                                 #LPct/100  * #LockShift * #LSchedLockout)
!
!! calculate : #EPmt = IF CURMONTH <= 36 THEN 0.00 ELSE 7000.00
!
!!
-----------------------------------
      pay :  CLASS ENTIRETY SEQUENTIAL ( "SENIOR", "PO")
-----------------------------------
      pay :  CLASS ENTIRETY SEQUENTIAL ( "SUB" )
-----------------------------------
      pay :  CLASS ENTIRETY SEQUENTIAL ( "B1" , "B2" , "B3" , "B4" , "B5", "B6"
)
-----------------------------------
!
-----------------------------------
      from : SUBACCOUNT ( #DeferAmt , CLASS "B6" )
       pay : SEQUENTIAL ( "PO" )
--------------------------------------
      from : SUBACCOUNT ( #DeferAmt , CLASS "B5" )
       pay : SEQUENTIAL ( "PO" )
--------------------------------------
      from : SUBACCOUNT ( #DeferAmt , CLASS "B4" )
       pay : SEQUENTIAL ( "PO" )
--------------------------------------
      from : SUBACCOUNT ( #DeferAmt , CLASS "B3" )
       pay : SEQUENTIAL ( "PO" )
--------------------------------------
      from : SUBACCOUNT ( #DeferAmt , CLASS "B2" )
       pay : SEQUENTIAL ( "PO" )
--------------------------------------
      from : SUBACCOUNT ( #DeferAmt , CLASS "B1" )
       pay : SEQUENTIAL ( "PO" )
--------------------------------------
       pay : SEQUENTIAL ( "PO" )
--------------------------------------
!
!
--------------------------------------RULES FOR THE BLOCKS
subject to : PROPORTION ( 91.66666691036% ; 08.33333308964% )
       pay : ENFORCE CONCURRENT ( HOLD #v1, "L", "A", "B", "C" ; HOLD #v2, "F" )
-------------------------------------
      from : SUBACCOUNT ( #v1 )
subject to : CEILING ( #LPDA )
       pay : SEQUENTIAL ( "L" )

-------------------------------------
      from : SUBACCOUNT ( #v1 )
       pay : SEQUENTIAL ( "A" , "B" , "C", "L" )
-------------------------------------
      from : SUBACCOUNT ( #v2 )
       pay : SEQUENTIAL ( "F")
-------------------------------------
!
!
!
!
!
   Schedule "SHIFT%"
Declare
 60  100.000000%
 72  70.000000%
 84  60.000000%
 96  40.000000%
108  20.000000%
500  0.000000%
!
   Schedule "SHIFTR%"
Declare
 60  0.000000%
 72  30.000000%
 84  35.000000%
 96  40.000000%
108  45.000000%
500  50.000000%
!
! Collateral
!
!           Factor         ---Delay---
!  Type      Date          P/Y      BV    Use BV for 0%PSA
   WL      20030401        55       54    TRUE
!
! Pool # Type         Net     Current     Original    ---Fee---  Maturity  Orig
!                  Coupon      Factor      Balance    P/Y    BV   P/Y  BV  Term
M 000003 WL 00  WAC  5.4742813  0.99246831   1689000.00 ( 5.4742813 -
5.1942813);  ( 5.4742813 -  5.1942813); 358:2  360 NO_CHECK
M 000004 WL 00  WAC  6.1928550  0.99344729 142096035.00 ( 6.1928550 -
5.9128550);  ( 6.1928550 -  5.9128550); 358:2  360 NO_CHECK
M 000005 WL 00  WAC  4.3750000  0.98657204    320000.00 ( 4.3750000 -
4.0950000);  ( 4.3750000 -  4.0950000); 355:5  360 NO_CHECK
M 000006 WL 00  WAC  5.9401984  0.99347904 132950778.00 ( 5.9401984 -
5.6601984);  ( 5.9401984 -  5.6601984); 357:1  358 NO_CHECK
M 000007 WL 00  WAC  6.4325540  0.99349405  86995990.08 ( 6.4325540 -
6.1525540);  ( 6.4325540 -  6.1525540); 356:3  359 NO_CHECK
M 000008 WL 00  WAC  5.7284904  0.99343906  18415250.00 ( 5.7284904 -
5.4484904);  ( 5.7284904 -  5.4484904); 359:1  360 NO_CHECK
M 000009 WL 00  WAC  6.6668864  0.99322091  29317846.00 ( 6.6668864 -
6.3868864);  ( 6.6668864 -  6.3868864); 356:4  360 NO_CHECK
M 000010 WL 00  WAC  6.9125392  0.99349015  12685500.00 ( 6.9125392 -
6.6325392);  ( 6.9125392 -  6.6325392); 356:4  360 NO_CHECK
M 000012 WL 00  WAC  7.1656875  0.99385338   3333330.00 ( 7.1656875 -
6.8856875);  ( 7.1656875 -  6.8856875); 352:8  360 NO_CHECK

! MSLXXXX.CDI      WHOLE_LOAN
     MODELING_NOTES "HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-5451 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-5451. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."
!
!
!###############################################################################
!# F.A.S.T., Bear Stearns                                        (212)272-7000 #
!###############################################################################
!#
!# deal:   WAMMS-INV2
!# user:   Deirdre Burke (dburke)
!# time:   Wed Apr 02 09:40:24 2003
!#
!###############################################################################
!
      DEALER:
      DEAL SIZE:         $0.00
      PRICING SPEED:     0% CPR
!     ISSUE DATE:        20030401
      SETTLEMENT DATE:   20030430
!
!
 TOLERANCE XRS_BAL 1.00
 TOLERANCE WRITEDOWN_0LOSS 1.00
!
 CREDIT_SUPPORT_BASIS DEAL
!
ifdef #CMOVER_2.2c2 _
         SERVICER_ADVANCE LIKELY
!
   Record date delay: 24
!
   PASS_THRU_RATE 5.2500000
!
!
!
!(predefined_param)
   Tranche "PX" PSEUDO SEN_FIX
      Block $ 49797173.25 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
   Tranche "FB"  SEN_FLT
      Block $ 30757078.00 at 1.7575 FLOAT _
      Delay 0 Dated 20030425 Next 20030525
      1 * LIBOR_1MO + 0.45
      0.45   8.5
!(predefined_param)
   Tranche "SB"  SEN_INV
      Block $ 19040095.25 at 10.8917307692308 FLOAT _
      Delay 0 Dated 20030425 Next 20030525
      -1.61538461538462 * LIBOR_1MO + 13.0038461538462
      0      13.0038461538462
!(predefined_param)
   Tranche "D1"  MEZ_FIX
      Block $ 728000.00 at PASS_THRU_RATE _

      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
   Tranche "D2"  JUN_FIX
      Block $ 208000.00 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
   Tranche "D3"  JUN_FIX
      Block $ 182000.00 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
   Tranche "D4"  JUN_FIX
      Block $ 104000.00 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
   Tranche "D5"  JUN_FIX
      Block $ 104000.00 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
   Tranche "D6"  JUN_FIX
      Block $ 104000.00 at PASS_THRU_RATE _
      Delay 24 Dated 20030401 Next 20030525
! Tranche "X2"  SEN_WAC_IO
      Block $  52000000.00  FLOAT NOTIONAL WITH GROUP "PRM"
      ( COLL_NETRATE("PRM") - PASS_THRU_RATE )
      0.0000  9999.
!(predefined_param)
   Tranche "P2"  SEN_XRS_PO
      Block $ 772826.75 at 0 _
      Delay 24 Dated 20030401 Next 20030525
!
!
   CLASS "P2"  WRITEDOWN_LIMIT BALANCE                    _
                ( XRS_FRAC("COLL_ENDBAL",1) * COLL_BAL ); _
                = "P2"
!
   CLASS "D1"  = "D1"
   CLASS "D2"  = "D2"
   CLASS "D3"  = "D3"
   CLASS "D4"  = "D4"
   CLASS "D5"  = "D5"
   CLASS "D6"  = "D6"
!
   CLASS "SUB" = "D1" "D2" "D3" "D4" "D5" "D6"
!
   CLASS "SENIOR" = "FB" "SB" "X2"
!
   CLASS "ROOT"   DISTRIB_CLASS RULES              _
                  PRORATA_INTSHORT_BASE ACCRUAL    _
             = "SENIOR" "SUB" "P2"
!
   CROSSOVER  When BBAL ("SUB") LT .01
!
   GROUP "PRM" SUBSET ( POOL("NETRATE") > PASS_THRU_RATE + 1e-8 ); = 0
!
!
   INTEREST_SHORTFALL  FULL_PREPAY   Compensate Pro_rata _

                      PARTIAL_PREPAY    Compensate Pro_rata _
                      LOSS              NO_Compensate  Pro_rata
!
!
!######################
!# MACRS AND PAYRULES #
!######################
!
!
!
!
  CMO Block Payment Rules
---------------------------------------
!
ifdef #makecdu _
   calculate : #NetExp         = MAX ( 0.0, COLL_P_MISC("LOSS_PREVLIQ") - _
                                       COLL_P_MISC("REC_PREVLOSS"))
   calculate : #Credit         = MAX ( 0.0, COLL_P_MISC("REC_PREVLOSS") - _
                                       COLL_P_MISC("LOSS_PREVLIQ"))
   calculate : #CreditAdj      = MIN( #Credit , DELINQ_NET_LOSS )
   calculate : #XS = MAX(#Credit - #CreditAdj ,0)
   calculate : #PayBack = MIN( #XS, PRINCSHORT_ACCUM("SENIOR", "SUB"))
   calculate : #Writeup = #PayBack
   calculate : #Rpay = MAX( #XS - #PayBack , 0.0)
   calculate : #Prepay = COLL_P_PREPAY
   calculate : #Recover = DELINQ_RECOVER
   calculate : #Liquidate = DELINQ_LIQUIDATE
         set : COLL_P_MISC("LIQUIDATED") := MAX (0.0, #LIQUIDATE - #NetExp _
                                                  + #CreditAdj)
         set : COLL_P_MISC("RECOVERED") :=  MAX (0.0, #RECOVER - #NetExp  _
                                                  + #CreditAdj)
         set : COLL_P_MISC("PREPAID")   :=  MAX(0.0, ( #PREPAY - (        _
                                                max ( 0.0, #NetExp  -     _
                                                            #RECOVER )) ))
   calculate : #POExp    = MAX ( 0.0 , XRS_FRAC("LOSS_PREVLIQ",1) *       _
                                 COLL_P_MISC("LOSS_PREVLIQ") -            _
                                 XRS_FRAC("REC_PREVLOSS",1) *             _
                                 COLL_P_MISC("REC_PREVLOSS") )
   calculate : #POCredit = MAX ( 0.0 , XRS_FRAC("REC_PREVLOSS",1) *       _
                                 COLL_P_MISC("REC_PREVLOSS") -            _
                                 XRS_FRAC("LOSS_PREVLIQ",1) *             _
                                 COLL_P_MISC("LOSS_PREVLIQ") )
   calculate : #POCreditADJ = MIN ( #POCredit , DELINQ_NET_LOSS *         _
                                    XRS_FRAC("NET_LOSS",1))
   calculate : #AmbExp    = MAX ( 0.0 , XRS_FRAC("LOSS_PREVLIQ",2) *      _
                                  COLL_P_MISC("LOSS_PREVLIQ") -           _
                                  XRS_FRAC("REC_PREVLOSS",2) *            _
                                  COLL_P_MISC("REC_PREVLOSS") )
   calculate : #AmbCredit = MAX ( 0.0 , XRS_FRAC("REC_PREVLOSS",2) *      _
                                  COLL_P_MISC("REC_PREVLOSS") -           _
                                  XRS_FRAC("LOSS_PREVLIQ",2) *            _
                                  COLL_P_MISC("LOSS_PREVLIQ") )
   calculate : #AmbCreditADJ = MIN( #AmbCredit , DELINQ_NET_LOSS *        _
                                    XRS_FRAC("NET_LOSS",2))
   calculate : #AMBLiq = XRS_FRAC("LIQUIDATED",2) * COLL_P_MISC("LIQUIDATED") calculate : #AMBRec = XRS_FRAC("RECOVERED",2) * COLL_P_MISC("RECOVERED") calculate : #AMBPrp = XRS_FRAC("PREPAID",2) * COLL_P_MISC("PREPAID") calculate : #POLiq = XRS_FRAC("LIQUIDATED",1) * COLL_P_MISC("LIQUIDATED") calculate : #PORec = XRS_FRAC("RECOVERED",1) * COLL_P_MISC("RECOVERED") calculate : #POPrp = XRS_FRAC("PREPAID",1) * COLL_P_MISC("PREPAID")
         set : XRS_FRAC("LIQUIDATED",1) := MAX(0.0, #POLiq - #POExp +     _
                                               #POCreditAdj ) /           _
                                               COLL_P_MISC("LIQUIDATED")
         set : XRS_FRAC("RECOVERED",1) := MAX(0.0, #PORec - #POExp +      _
                                              #POCreditAdj ) /            _
                                              COLL_P_MISC("RECOVERED")
         set : XRS_FRAC("PREPAID",1)   := MAX(0.0, (#POPrp - ( max ( 0.0, _
                                              #POExp - #POrec) )) /       _
                                              COLL_P_MISC("PREPAID"))
         set : XRS_FRAC("LIQUIDATED",2) := MAX(0.0, #AMBLiq - #AMBExp +   _
                                               #AmbCreditAdj ) /          _
                                               COLL_P_MISC("LIQUIDATED")
         set : XRS_FRAC("RECOVERED",2) := MAX(0.0, #AMBRec - #AMBExp +    _
                                              #AmbCreditAdj ) /           _
                                              COLL_P_MISC("RECOVERED")
         set : XRS_FRAC("PREPAID",2)   := MAX(0.0, (#AMBPrp - ( max ( 0.0, _
                                              #AMBExp - #AMBrec) )) /     _
                                              COLL_P_MISC("PREPAID"))
!
   calculate:  "P2" _
           SCHEDULED  Fraction = XRS_PO_SCHED   ,  _
           PREPAY     Fraction = XRS_PO_PREPAY  ,  _
           RECOVER    Fraction = XRS_PO_RECOVER
!
   calculate: #CurPOLoss   = ( XRS_PO_LIQUIDATE * DELINQ_LIQUIDATE _
                               - XRS_PO_RECOVER * DELINQ_RECOVER )
!
   calculate: #DeferAmt    = #DeferAmt + #CurPOLoss
!
   calculate: #SenPct      = 100 * BBAL("SENIOR")/BBAL("SENIOR","SUB")
   calculate: #SenPct      = ROUND (#SenPct, 6)
   calculate: #OrigSenPct = 100 * ORIG_BBAL("SENIOR")/ORIG_BBAL("SENIOR","SUB") calculate: #OrigSenPct = ROUND (#OrigSenPct, 6)
   calculate: #JunPct      = 100 - #SenPct
!
   calculate: #SenPrepPct   =                                   _
              IF #SenPct > #OrigSenPct                          _
              THEN 100.0                                        _
              ELSE #SenPct + (SHIFT% * #JunPct),                _
     Reduce_SHIFT%_when                                         _
   (( AVG_DELINQ_BAL(2,1)  <= 50% * BBAL("SUB") and             _
      DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * SHIFTR% ) or      _
    ( AVG_DELINQ_BAL(2,3) <= 4% * AVG_BALANCE(3)  and           _
      DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * ( SHIFTR% - 0.2 )))
!
   calculate: #SenRec   =                                               _
              MIN( #SenPrepPct/100 * DELINQ_RECOVER   * AMB_RECOVER , _
                       #SenPct/100 * DELINQ_LIQUIDATE * AMB_LIQUIDATE )
!
   calculate:  "SENIOR" _
    SCHEDULED  PERCENT LIMIT V0 =  #SenPct     * AMB_SCHED   , _
    PREPAY     PERCENT LIMIT V1 =  #SenPrepPct * AMB_PREPAY  , _
    RECOVER    AMOUNT  LIMIT V2 =  #SenRec
!

   calculate: #SubSch = ( 100 * AMB_SCHED - V0 )
   calculate: #SubPrp = ( 100 * AMB_PREPAY - V1 )
   calculate: #SubRec = MAX( 0, DELINQ_RECOVER * AMB_RECOVER - V2 )
!
   calculate:  "D1" _
    SCHEDULED  PERCENT = #SubSch * SHARE("D1") , _
    PREPAY     PERCENT = #SubPrp * SUB_SHARE("D1") ,_
    RECOVER    AMOUNT  = #SubRec * SHARE("D1")
!
   calculate:  "D2" _
    SCHEDULED  PERCENT = #SubSch * SHARE("D2") , _
    PREPAY     PERCENT = #SubPrp * SUB_SHARE("D2") ,_
    RECOVER    AMOUNT  = #SubRec * SHARE("D2")
!
   calculate:  "D3" _
    SCHEDULED  PERCENT = #SubSch * SHARE("D3") , _
    PREPAY     PERCENT = #SubPrp * SUB_SHARE("D3") ,_
    RECOVER    AMOUNT  = #SubRec * SHARE("D3")
!
   calculate:  "D4" _
    SCHEDULED  PERCENT = #SubSch * SHARE("D4") , _
    PREPAY     PERCENT = #SubPrp * SUB_SHARE("D4") ,_
    RECOVER    AMOUNT  = #SubRec * SHARE("D4")
!
   calculate:  "D5" _
    SCHEDULED  PERCENT = #SubSch * SHARE("D5") , _
    PREPAY     PERCENT = #SubPrp * SUB_SHARE("D5") ,_
    RECOVER    AMOUNT  = #SubRec * SHARE("D5")
!
   calculate:  "D6" _
    SCHEDULED  PERCENT = #SubSch * SHARE("D6") , _
    PREPAY     PERCENT = #SubPrp * SUB_SHARE("D6") ,_
    RECOVER    AMOUNT  = #SubRec * SHARE("D6")
!
!
-------------------------------------
!
ifdef #makecdu _
       from:  SUBACCOUNT ( #Writeup )
        pay:  WRITEUP SEQUENTIAL ( "D6", "D5", "D4", "D3", "D2", "D1" )
        pay:  WRITEUP PRO_RATA  ("SENIOR")
------------------------------------
       from:  CASH_ACCOUNT (100)
 subject to:  CEILING (#PayBack)
        pay:  SEQUENTIAL ( "D6", "D5", "D4", "D3", "D2", "D1" )
        pay:  PRO_RATA  ("SENIOR")
------------------------------------
!
------------------------------------
       pay :  CLASS INTEREST SEQUENTIAL ( "SENIOR" )
       pay :  CLASS INTSHORT SEQUENTIAL ( "SENIOR" )
       pay :  CLASS PRINCIPAL SEQUENTIAL ( "SENIOR" , "P2" )
       pay :  CLASS ENTIRETY SEQUENTIAL ( "SUB" )
-------------------------------------
       pay :  CLASS ENTIRETY SEQUENTIAL ( "D1", "D2", "D3", "D4", "D5", "D6" )
--------------------------------------
!

------------------------------------
       from : SUBACCOUNT ( #DeferAmt , CLASS "D6" )
        pay : SEQUENTIAL ( "P2" )
--------------------------------------
       from : SUBACCOUNT ( #DeferAmt , CLASS "D5" )
        pay : SEQUENTIAL ( "P2" )
--------------------------------------
       from : SUBACCOUNT ( #DeferAmt , CLASS "D4" )
        pay : SEQUENTIAL ( "P2" )
--------------------------------------
       from : SUBACCOUNT ( #DeferAmt , CLASS "D3" )
        pay : SEQUENTIAL ( "P2" )
--------------------------------------
       from : SUBACCOUNT ( #DeferAmt , CLASS "D2" )
        pay : SEQUENTIAL ( "P2" )
--------------------------------------
       from : SUBACCOUNT ( #DeferAmt , CLASS "D1" )
        pay : SEQUENTIAL ( "P2" )
--------------------------------------
        pay : SEQUENTIAL ( "P2" )
--------------------------------------
!
------------------------------------
       when : DATE ( GE CROSSOVER )
        pay : PRO_RATA ( "SENIOR" )
       goto : END_OF_RULES
------------------------------------
!
------------------------------------
       from : CLASS("SENIOR")
        pay : SEQUENTIAL ( "PX" )
------------------------------------
!
!
       from : BLOCK ( PRINCIPAL 100. , "PX" )
        pay : PRO_RATA ( "FB"; "SB" )
--------------------------------------
!
!
!
!
   Schedule "SHIFT%"
Declare
 60   100.000000%
 72    70.000000%
 84    60.000000%
 96    40.000000%
108    20.000000%
500     0.000000%
!
   Schedule "SHIFTR%"
Declare
 60    0.000000%
 72   30.000000%
 84   35.000000%
 96   40.000000%
108   45.000000%

500  50.000000%
!
!  Collateral
!
!          Factor    ---Delay---
!  Type     Date     P/Y      BV   Use BV for 0%PSA
   WL     20030401   55       54   TRUE
!
!  Pool # Type      Net   Current   Original   ---Fee---    Maturity   Orig
!                Coupon    Factor    Balance   P/Y    BV     P/Y  BV   Term
M 000001 WL 00  WAC  5.6890411  0.96252159  14800600.00 ( 5.6890411 -
5.4090411);  ( 5.6890411 - 5.4090411); 178:2  180 NO_CHECK
M 000002 WL 00  WAC  5.4345122  0.96217018  16639759.00 ( 5.4345122 -
5.1545122);  ( 5.4345122 - 5.1545122); 179:1  180 NO_CHECK
M 000011 WL 00  WAC  5.9082984  0.96106865   8869050.00 ( 5.9082984 -
5.6282984);  ( 5.9082984 - 5.6282984); 177:3  180 NO_CHECK
M 000013 WL 00  WAC  6.2158409  0.96246693   4359000.00 ( 6.2158409 -
5.9358409);  ( 6.2158409 - 5.9358409); 174:6  180 NO_CHECK
M 000014 WL 00  WAC  6.3750000  0.96343547   1000000.00 ( 6.3750000 -
6.0950000);  ( 6.3750000 - 6.0950000); 179:1  180 NO_CHECK
M 000015 WL 00  WAC  5.2276370  0.96137750   7047000.00 ( 5.2276370 -
4.9476370);  ( 5.2276370 - 4.9476370); 179:1  180 NO_CHECK
M 000016 WL 00  WAC  7.0000000  0.96343547    395000.00 ( 7.0000000 -
6.7200000);  ( 7.0000000 - 6.7200000); 169:11 180 NO_CHECK
M 000017 WL 00  WAC  5.0000000  0.96161793    942000.00 ( 5.0000000 -
4.7200000);  ( 5.0000000 - 4.7200000); 179:1  180 NO_CHECK

! WLXXXX.CDI WHOLE_LOAN
     MODELING_NOTES "HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-5451 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-5451. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."
!!
!###############################################################################
!# F.A.S.T., Bear Stearns                                        (212)272-7000 #
!###############################################################################
!#
!#  deal: WAMMS-KEV1
!#  user: Deirdre Burke (dburke)
!#  time: Tue Apr 01 10:10:19 2003
!#
!##############################################################################
!
       DEALER:
       DEAL SIZE:         $0.00
       PRICING SPEED:     0% CPR
!      ISSUE DATE:        20030401
       SETTLEMENT DATE:   20030430
!
!
  Record date delay: 24
!
!
DEFINE #v1 = 0
DEFINE #v2 = 0
!
!
!
!(predefined_param)
  Tranche "A1"  SEN_FIX
     Block $ 50000000.00 at 5 _
     Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "FB"  SEN_FLT
     Block $ 66224666.00 at 1.8575 FLOAT _
     Delay 0 Dated 20030425 Next 20030525
     1 * LIBOR_1MO + 0.55
     0.55      8.5
!(predefined_param)
  Tranche "SB"  SEN_NTL_INV
     Block $ 66224666.00 at 6.6425 FLOAT NOTIONAL WITH TRANCHE "FB" _
     Delay 0 Dated 20030425 Next 20030525
     -1 * LIBOR_1MO + 7.95
     0      7.95
!(predefined_param)
  Tranche "A3"  SEN_FIX
     Block $ 231565334.00 at 4.75 _
     Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "B"  SEN_FIX
     Block $ 0.00 at 5.5 _
     Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "C"  SEN_FIX

    Block $ 6795695.00 at 5.5 _
    Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "L"  SEN_FIX
    Block $ 40750000.00 at 5.5 _
    Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "F"  SEN_FLT
    Block $ 17188507.62 at 1.9075 FLOAT _
    Delay 0 Dated 20030425 Next 20030525
    1 * LIBOR_1MO + 0.6
    0.6    8.5
!(predefined_param)
  Tranche "S"  SEN_NTL_INV
    Block $ 17188507.62 at 6.5925 FLOAT NOTIONAL WITH TRANCHE "F" _ Delay 0 Dated 20030425 Next 20030525
    -1 * LIBOR_1MO + 7.9
    0    7.9
!(predefined_param)
  Tranche "B1"  JUN_FIX
    Block $ 5950000.00 at 5.625 _
    Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "B2"  JUN_FIX
    Block $ 1700000.00 at 5.625 _
    Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "B3"  JUN_FIX
    Block $ 1487500.00 at 5.625 _
    Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "B4"  JUN_FIX
    Block $ 850000.00 at 5.625 _
    Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "B5"  JUN_FIX
    Block $ 850000.00 at 5.625 _
    Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "B6"  JUN_FIX
    Block $ 850000.00 at 5.625 _
    Delay 24 Dated 20030401 Next 20030525
!(predefined_param)
  Tranche "X1"  SEN_WAC_IO
    Block $ 425000000.00 FLOAT NOTIONAL WITH DEAL
       (COLL_NETRATE - PASS_THRU_RATE * AMB_COLLBAL )
        0.0000  9999.
!(pred efined_param)
  Tranche "PO"  SEN_XRS_PO
    Block $ 788297.36 at 0 _
    Delay 24 Dated 20030401 Next 20030525
!
  CLASS "PO"  WRITEDOWN_LIMIT BALANCE                  _
              ( XRS_FRAC("COLL_ENDBAL",1) * COLL_BAL ); _
               = "PO"
!
!

 CLASS "SEN" = "A1".."S" "X1"
!
  CLASS "B1"    = "B1"
  CLASS "B2"    = "B2"
  CLASS "B3"    = "B3"
  CLASS "B4"    = "B4"
  CLASS "B5"    = "B5"
  CLASS "B6"    = "B6"
  CLASS "SUB"   = "B1" "B2" "B3" "B4" "B5" "B6"
!
!
  CLASS "ROOT"  = "SEN" "SUB" "PO"
!
  CROSSOVER  When 0
!
  INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                     PARTIAL_PREPAY Compensate Pro_rata _
                     LOSS           NO_Compensate Subordinated Accum
!
DEFINE TABLE "SHIFTPCT" (6, 2) = "MONTH" "AMOUNT"
   60.1   0.000000
   72.1   0.300000
   84.1   0.400000
   96.1   0.600000
  108.1   0.800000
  500.1   1.000000
!
 define DYNAMIC #LockShift  =  _
      LOOKUP_TBL( "STEP", CURMONTH, "SHIFTPCT", "MONTH", "AMOUNT" )
!
!
 CMO Block Payment Rules
-------------------------------------
!
 calculate : #OrigSenPct = 100 * ORIG_BBAL("SEN")/ORIG_BBAL("SEN","SUB")
 calculate : #SenPct     = 100 * BBAL("SEN")/BBAL("SEN","SUB")
!
 calculate : #SenPrep =                                     _
             IF #SenPct > #OrigSenPct                       _
             THEN 100.0                                     _
             ELSE #SenPct + (SHIFT% * (100-#SenPct)),       _
    Reduce_SHIFT%_when                                      _
      ( AVG_DELINQ_BAL(2,6) <= 50% * BBAL("SUB") AND        _
        DELINQ_LOSS_ACCUM  <= ORIG_BBAL("SUB") * SHIFTR% )
!
 calculate : #SenRecv =                                      _
         MIN(#SenPrep/100 * DELINQ_RECOVER,    _
             #SenPct/100  * DELINQ_LIQUIDATE )
!
 calculate :  "SEN" _
    SCHEDULED   PERCENT        V0 = #SenPct * AMB_SCHED  ; _
    PREPAY      PERCENT  LIMIT V1 = #SenPrep * AMB_PREPAY ; _
    RECOVER     AMOUNT   LIMIT V2 = #SenRecv
!
!
 calculate :  #EPmt = IF CURMONTH <= 36 THEN 0.00 ELSE 20000.00
!

  calculate:  "PO" _
          SCHEDULED   Fraction = XRS_PO_SCHED   ,  _
          PREPAY      Fraction = XRS_PO_PREPAY  ,  _
          RECOVER     Fraction = XRS_PO_RECOVER
!
  calculate:   #CurPOLoss   = ( XRS_PO_LIQUIDATE * DELINQ_LIQUIDATE _
                                - XRS_PO_RECOVER * DELINQ_RECOVER )
!
  calculate:   #DeferAmt    = #DeferAmt + #CurPOLoss
!
  calculate:  #SubPct = ( 100 * AMB_SCHED - V0 )
  calculate:  #SubPrep = ( 100 * AMB_PREPAY - V1 )
  calculate:  #SubRecv = MAX( 0, DELINQ_RECOVER * AMB_RECOVER - V2 )
!
  calculate:   "B1" _
   SCHEDULED     PERCENT  = #SubPct  * SHARE("B1"); _
   PREPAY        PERCENT  = #SubPrep * SUB_SHARE("B1");_
   RECOVER       AMOUNT   = #SubRecv * SHARE("B1")
!
  calculate:   "B2" _
   SCHEDULED     PERCENT  = #SubPct  * SHARE("B2"); _
   PREPAY        PERCENT  = #SubPrep * SUB_SHARE("B2");_
   RECOVER       AMOUNT   = #SubRecv * SHARE("B2")
!
  calculate:   "B3" _
   SCHEDULED     PERCENT  = #SubPct  * SHARE("B3"); _
   PREPAY        PERCENT  = #SubPrep * SUB_SHARE("B3");_
   RECOVER       AMOUNT   = #SubRecv * SHARE("B3")
!
  calculate:   "B4" _
   SCHEDULED     PERCENT  = #SubPct  * SHARE("B4"); _
   PREPAY        PERCENT  = #SubPrep * SUB_SHARE("B4");_
   RECOVER       AMOUNT   = #SubRecv * SHARE("B4")
!
  calculate:   "B5" _
   SCHEDULED     PERCENT  = #SubPct  * SHARE("B5"); _
   PREPAY        PERCENT  = #SubPrep * SUB_SHARE("B5");_
   RECOVER       AMOUNT   = #SubRecv * SHARE("B5")
!
  calculate:   "B6" _
   SCHEDULED     PERCENT  = #SubPct  * SHARE("B6"); _
   PREPAY        PERCENT  = #SubPrep * SUB_SHARE("B6");_
   RECOVER       AMOUNT   = #SubRecv * SHARE("B6")
!
  calculate:   #LPrepLockout  =                         _
               IF CURMONTH > 60              _
               THEN 1.0                                        _
               ELSE 0.0
  calculate:   #LSchedLockout  =                          _
               IF CURMONTH > 60              _
               THEN 1.0                                        _
               ELSE 0.0
  calculate:   #LPct    = MIN(100, 100 * BBAL("L")/BBAL("SEN","SUB"))
  calculate:   #LPct    = ROUND( #LPct, 6)
!
  calculate:   #LPDA    = ( AMB_PREPAY * COLL_P_PREPAY * #LockShift *  _

                                  #LPct/100.0 * #LPrepLockout )
   calculate:  #LPDA    = #LPDA +                            _
                                 (( COLL_P_SCHED * AMB_SCHED +            _
                                 (MIN( AMB_LIQUIDATE * DELINQ_LIQUIDATE,    _
                                       AMB_RECOVER * DELINQ_RECOVER ))) *    _
                                  #LPct/100  * #LockShift * #LSchedLockout)
!!
------------------------------------
      pay :  CLASS ENTIRETY SEQUENTIAL ( "SEN")
------------------------------------
      pay :  CLASS ENTIRETY SEQUENTIAL ( "SUB" )
------------------------------------
      pay :  CLASS ENTIRETY SEQUENTIAL ( "B1" , "B2" , "B3" , "B4" , "B5", "B6"
)
------------------------------------
!
------------------------------------
      from : SUBACCOUNT ( #DeferAmt , CLASS "B6" )
       pay : SEQUENTIAL ( "PO" )
--------------------------------------
      from : SUBACCOUNT ( #DeferAmt , CLASS "B5" )
       pay : SEQUENTIAL ( "PO" )
--------------------------------------
      from : SUBACCOUNT ( #DeferAmt , CLASS "B4" )
       pay : SEQUENTIAL ( "PO" )
--------------------------------------
      from : SUBACCOUNT ( #DeferAmt , CLASS "B3" )
       pay : SEQUENTIAL ( "PO" )
--------------------------------------
      from : SUBACCOUNT ( #DeferAmt , CLASS "B2" )
       pay : SEQUENTIAL ( "PO" )
--------------------------------------
      from : SUBACCOUNT ( #DeferAmt , CLASS "B1" )
       pay : SEQUENTIAL ( "PO" )
--------------------------------------
       pay : SEQUENTIAL ( "PO" )
--------------------------------------
!
--------------------------------------RULES FOR THE BLOCKS
subject to : PROPORTION ( 95.83333353266% ; 04.16666646734% )
       pay : ENFORCE CONCURRENT ( HOLD #v1, "L", "A1","FB","A3","C"; HOLD #v2, "F" )
-------------------------------------
      from : SUBACCOUNT ( #v1 )
subject to : CEILING ( #LPDA )
       pay : SEQUENTIAL ( "L" )
-------------------------------------
      from : SUBACCOUNT ( #v1 )
       pay : PRO_RATA ( "A1";"FB";"A3" )
-------------------------------------
      from : SUBACCOUNT ( #v1 )
       pay : SEQUENTIAL ( "C", "L" )
-------------------------------------
      from : SUBACCOUNT ( #v2 )
       pay : SEQUENTIAL ( "F" )
-------------------------------------
!

!
!
!
!
 Schedule "SHIFT%"
Declare
60     100%
72      70%
84      60%
96      40%
108     20%
120      0%
!
Schedule "SHIFTR%"
Declare
60       0%
72      30%
84      35%
96      40%
108     45%
120     50%
!
!
!
!
!
!
!
! Collateral
!
!           Factor         ---Delay---
!  Type      Date          P/Y      BV    Use BV for 0%PSA
   WL      20030401        55       54    TRUE
!
! Pool # Type         Net     Current     Original    ---Fee---  Maturity  Orig
!                  Coupon      Factor      Balance    P/Y    BV   P/Y  BV  Term
M 000003 WL 00  WAC  5.4742813  0.99246831   1689000.00 ( 5.4742813 -
5.1942813);  ( 5.4742813 -  5.1942813);  358:2  360 NO_CHECK
M 000004 WL 00  WAC  6.1928550  0.99344729 142096035.00 ( 6.1928550 -
5.9128550);  ( 6.1928550 -  5.9128550);  358:2  360 NO_CHECK
M 000005 WL 00  WAC  4.3750000  0.98657204    320000.00 ( 4.3750000 -
4.0950000);  ( 4.3750000 -  4.0950000);  355:5  360 NO_CHECK
M 000006 WL 00  WAC  5.9401984  0.99347904 132950778.00 ( 5.9401984 -
5.6601984);  ( 5.9401984 -  5.6601984);  357:1  358 NO_CHECK
M 000007 WL 00  WAC  6.4325540  0.99349405  86995990.08 ( 6.4325540 -
6.1525540);  ( 6.4325540 -  6.1525540);  356:3  359 NO_CHECK
M 000008 WL 00  WAC  5.7284904  0.99343906  18415250.00 ( 5.7284904 -
5.4484904);  ( 5.7284904 -  5.4484904);  359:1  360 NO_CHECK
M 000009 WL 00  WAC  6.6668864  0.99322091  29317846.00 ( 6.6668864 -
6.3868864);  ( 6.6668864 -  6.3868864);  356:4  360 NO_CHECK
M 000010 WL 00  WAC  6.9125392  0.99349015  12685500.00 ( 6.9125392 -
6.6325392);  ( 6.9125392 -  6.6325392);  356:4  360 NO_CHECK
M 000012 WL 00  WAC  7.1656875  0.99385338   3333330.00 ( 7.1656875 -
6.8856875);  ( 7.1656875 -  6.8856875);  352:8  360 NO_CHECK